                                                                    Exhibit 99.1

                                  NEWS RELEASE

For More Information Contact:             For Immediate Release  - July 18, 2002
Eugene Putnam, Chief Financial Officer
713-507-7292


Sterling Bancshares Reports 17% Earnings Per Share Growth

HOUSTON, Texas -- Sterling Bancshares, Inc. (Nasdaq: SBIB) today reported net income for the second quarter of 2002 of $9.4 million or $.21 per diluted share, up 17% from the $.18 per diluted share earned in the second quarter of 2001. For the quarter ended June 30, 2002, reported annualized return on average assets was 1.33% and annualized return on average equity was 16.29%.

For the first six months of 2002, net income was $17.7 million or $.40 per diluted share, up 18% from the $.34 per diluted share earned in the first half of 2001. For the first six months of 2002, reported annualized return on average assets was 1.29% and annualized return on average equity was 15.69%.

"We are pleased to report record quarterly results," said J. Downey Bridgwater, President and Chief Executive Officer of Sterling. "By continuing our focus on the owner-operated business market, we generated solid loan and deposit growth leading to margin expansion. Coupled with improved operating efficiencies, we posted strong growth in both net income and earnings per share."

Tax equivalent net interest income of $35.7 million in the second quarter of 2002 was up 12% from the second quarter of 2001. For the first six months of 2002, tax equivalent net interest income was $69.1 million up 16% from the first half of 2001. The net interest margin for the second quarter of 2002 was 5.75%. Average loans held for investment for the second quarter ended June 30, 2002 were $1.7 billion, up 12% from the second quarter of last year. Average deposits for the second quarter were $2.3 billion, an 11% increase from a year ago.

Noninterest income was $23.0 million in the second quarter of 2002, up 19% from the second quarter of last year. For the first half of 2002, noninterest income was $39.2 million, up 22% from the first half of 2001. Noninterest income represented 39% of total revenue in the second quarter of 2002. Noninterest expense was $41.1 million for the quarter, up from the $35.4 million in the second quarter of 2001. For the first six months of 2002, noninterest expenses were $75.4 million, up from the $63.4 million reported in the first six months of 2001.

Net charge-offs in the second quarter of 2002 were $2.7 million or .53% of average loans, compared to $2.5 million or .57% of average loans in the second quarter of last year. For the first half of the year, net charge-offs were $4.4 million or .45% of average loans, compared to $3.9 million or .49% of average loans for the same period in 2001. The provision for loan losses was $3.1 million for the quarter and $5.7

                                     -more-
million for the first six months, up slightly from $3.1 million and $5.5 million respectively in 2001. The allowance for loan losses at June 30, 2002 was $24.2 million and represented 1.38% of loans held for investment, up from 1.30% a year ago.

Nonperforming assets were $17.4 million at June 30, 2002 or .79% of loans and foreclosed properties, compared to $14.3 million or .72% at March 31, 2002 and $13.0 million or .74% at June 30, 2001. Nonperforming assets at June 30, 2002 comprised .59% of total assets, compared to .51% at March 31, 2002 and .52% a year ago.

At June 30, 2002, Sterling had total assets of $3.0 billion and total deposits of $2.3 billion. Equity capital of $233.8 million represented 7.90% of total assets. Book value per share was $5.31.

In conjunction with the Company's second quarter earnings release, Downey Bridgwater, President and Chief Executive Officer and Eugene Putnam, Chief Financial Officer invite you to listen to its conference call that will be broadcast live over the Internet on Thursday, July 18, 2002 at 10:00AM EDT. To participate, please visit the Company's web site at www.banksterling.com.

Sterling Bancshares, Inc. is a Houston-based bank holding company that operates 37 community-banking offices in the greater metro areas of Dallas, Houston, San Antonio, and South Texas. The Company also provides mortgage-banking services through its 80 percent-owned subsidiary, Sterling Capital Mortgage Company. Sterling's common stock is traded through the Nasdaq National Market System under the symbol SBIB. For more information on Sterling Bancshares, please visit the Company's web site at www.banksterling.com.

Except for historical information contained herein, this press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company's liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company's business. Please also read the additional risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                     -more-

Sterling Bancshares, Inc.
FINANCIAL HIGHLIGHTS (Unaudited)
(Dollars in thousands except per share data)
Page 3

------------------------------------------------------------------------------------------------------------------------------------
                                                        Three Months Ended          %             Six Months Ended         %
                                                        2002          2001       Change          2002          2001      Change
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS & DIVIDENDS
Period Ended June 30

Net income                                           $    9,383    $    7,888       19.0 %    $   17,681    $   14,529      21.7 %

Earnings per share
      Diluted                                        $     0.21    $     0.18       16.7      $     0.40    $     0.34      17.6
      Basic                                          $     0.21    $     0.19       10.5      $     0.40    $     0.35      14.3
      Diluted cash                                   $     0.21    $     0.19       10.5      $     0.40    $     0.35      14.3

Average shares outstanding
      Diluted                                            44,797        42,886        4.5          44,731        42,778       4.6
      Basic                                              43,849        42,080        4.2          43,814        41,945       4.5

Dividends paid per common share                      $    0.040    $   0.0367        9.1      $    0.080    $   0.0733       9.1
End of period common shares outstanding                  43,885        42,146        4.1
End of period book value per share                   $     5.31    $     4.32       22.9

SELECTED RATIOS
Net interest margin                                        5.75%         5.77%        (2)bps        5.72%         5.84%      (12)bps
Annualized return on average assets                        1.33%         1.27%         6            1.29%         1.27%        2
Annualized return on average equity                       16.29%        17.42%      (113)          15.69%        16.63%      (94)
Annualized return on average tangible common
 equity (a)                                               21.73%        20.46%       127           21.01%        18.41%      260
Tier 1  capital ratio                                      9.10%        10.01%       (91)
Total capital ratio                                       10.06%        10.96%       (90)
Tier 1  leverage ratio                                     7.98%         8.38%       (40)
Tangible common ratio                                      6.05%         6.19%       (14)

CONDENSED BALANCE SHEET
Average Balances
----------------
Loans available for sale                                311,533       180,566       72.5 %       269,961       162,978      65.6 %
Loans held for investment                             1,726,479     1,540,352       12.1       1,700,555     1,457,358      16.7
                                                     -----------  ------------                -----------  ------------
Total loans                                           2,038,012     1,720,918       18.4       1,970,516     1,620,336      21.6
Securities                                              319,107       379,216      (15.9)        325,867       343,522      (5.1)
Trading assets                                          100,851        39,263      156.9         102,050        19,740     417.0
Other earning assets                                     29,497        70,961      (58.4)         37,883        66,257     (42.8)
Allowance for loan losses                               (24,267)      (20,335)      19.3         (24,014)      (18,864)     27.3
Goodwill                                                 55,245        26,592      107.8          55,030        16,645     230.6
Other assets                                            302,675       273,419       10.7         299,488       254,327      17.8
                                                     -----------  ------------                -----------  ------------
Total assets                                          2,821,120     2,490,034       13.3       2,766,820     2,301,963      20.2
                                                     ===========  ============                ===========  ============

Noninterest earning deposits                            804,519       667,495       20.5         780,822       617,459      26.5
Interest earning deposits                             1,461,387     1,365,119        7.1       1,459,136     1,273,446      14.6
                                                     -----------  ------------                -----------  ------------
Total deposits                                        2,265,906     2,032,614       11.5       2,239,958     1,890,905      18.5
Other borrowings                                        210,922       193,569        9.0         186,275       168,441      10.6
Notes Payable                                            20,879         1,600    1,204.9          20,879         1,600   1,204.9
Other liabilities                                        34,915        23,118       51.0          35,002        20,003      75.0
                                                     -----------  ------------                -----------  ------------
Total liabilities                                     2,532,622     2,250,901       12.5       2,482,114     2,080,949      19.3
Trust preferred securities                               57,500        57,500          -          57,500        44,793      28.4
Realized shareholders' equity                           227,102       178,873       27.0         223,156       173,822      28.4
Accumulated other comprehensive income                    3,896         2,760       41.2           4,050         2,399      68.8
                                                     -----------  ------------                -----------  ------------
Total liabilities and shareholders' equity            2,821,120     2,490,034       13.3       2,766,820     2,301,963      20.2
                                                     ===========  ============                ===========  ============

(a) The annualized return on average tangible equity is net income divided by average common equity excluding goodwill and core deposit intangibles.

                                     -more-

Sterling Bancshares, Inc.
FINANCIAL HIGHLIGHTS (Unaudited)
(Dollars in thousands except per share data)
Page 4

------------------------------------------------------------------------------------------------------
                                                             Six Months Ended               %
                                                            2002          2001           Change
------------------------------------------------------------------------------------------------------
Period Ended June 30
--------------------
Loans available for sale                                    434,634       206,323          110.7 %
Loans held for investment                                 1,759,626     1,555,117           13.2
                                                        ------------  ------------
Total loans                                               2,194,260     1,761,440           24.6
Securities                                                  319,107       368,853          (13.5)
Trading assets                                               97,367        62,971           54.6
Other earning assets                                         30,243        46,519          (35.0)
Allowance for loan losses                                   (24,217)      (20,293)          19.3
Goodwill                                                     55,650        26,637          108.9
Other assets                                                286,026       286,807           (0.3)
                                                        ------------  ------------
Total assets                                              2,958,436     2,532,934           16.8
                                                        ============  ============

Noninterest earning deposits                                877,131       738,984           18.7
Interest earning deposits                                 1,445,405     1,368,883            5.6
                                                        ------------  ------------
Total deposits                                            2,322,536     2,107,867           10.2
Other borrowings                                            286,969       164,160           74.8
Notes payable                                                20,879         1,600        1,204.9
Other liabilities                                            31,967        16,719           91.2
                                                        ------------  ------------
Total liabilities                                         2,662,351     2,290,346           16.2
Trust preferred securities                                   57,500        57,500              -
Minority interest                                             4,813         2,816           70.9
Realized shareholders' equity                               229,165       179,755           27.5
Accumulated other comprehensive income                        4,607         2,517           83.0
                                                        ------------  ------------
Total liabilities and shareholders' equity                2,958,436     2,532,934           16.8
                                                        ============  ============

                                     -more-

Sterling Bancshares, Inc.
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)
(Dollars in thousands)
Page 5

----------------------------------------------------------------------------------------------------------------------------------
                                                             2nd QTR        1st QTR       4th QTR        3rd QTR       2nd QTR
                                                               2002          2002           2001          2001           2001
----------------------------------------------------------------------------------------------------------------------------------
CREDIT DATA
Allowance for loans - beginning                                  23,798        22,927         21,431        20,293         19,631
Allowance from acquisitions                                           -             -            863             -              -
Provision for loan losses                                         3,088         2,623          3,092         3,120          3,112
Net charge-offs                                                  (2,669)       (1,752)        (2,459)       (1,982)        (2,450)
                                                           -------------  ------------  -------------  ------------  -------------
Allowance for loan losses - ending                               24,217        23,798         22,927        21,431         20,293
                                                           =============  ============  =============  ============  =============

Nonaccrual loans                                                 14,936        12,551         14,179        11,585         11,127
Restructured loans                                                    -            15             16             -              -
Other real estate                                                 2,368         1,677          1,837         1,887          1,738
Other repossessed assets                                             88            76            127           205            200
                                                           -------------  ------------  -------------  ------------  -------------
Total nonperforming assets                                       17,392        14,319         16,159        13,677         13,065
                                                           =============  ============  =============  ============  =============

Accruing loans past due 90 days or more                           1,062         1,888          1,360         1,867            841

Nonperfoming assets to loans, ORE and ORA                          0.79%         0.72%          0.84%         0.78%          0.74%
Nonperforming loans to total loans                                 0.68%         0.63%          0.74%         0.66%          0.63%
Allowance to period-end loans                                      1.10%         1.19%          1.19%         1.23%          1.15%
Allowance to loans held for investment                             1.38%         1.40%          1.38%         1.37%          1.30%
Allowance to nonperforming assets                                139.24%       166.20%        142.02%       156.69%        155.32%
Net charge-offs to average loans (annualized)                      0.53%         0.37%          0.54%         0.45%          0.57%
Provision for loan losses to average loans (annualized)            0.61%         0.56%          0.68%         0.71%          0.73%

SELECTED AVERAGE BALANCES
Loans available for sale                                        311,533       231,392        213,988       177,610        180,566
Loans held for investment                                     1,726,479     1,670,994      1,582,103     1,558,697      1,540,352
Total loans                                                   2,038,012     1,902,386      1,796,091     1,736,307      1,720,918
Securities                                                      319,107       332,701        346,142       361,273        379,216
Trading assets                                                  100,851       103,262         94,616        62,346         39,263
Other earning assets                                             29,497        46,288         79,549        88,185         70,961
Goodwill                                                         55,245        54,812         36,006        26,707         26,592
Earning assets                                                2,487,467     2,384,637      2,316,398     2,248,111      2,210,358
Total assets                                                  2,821,120     2,712,036      2,634,682     2,538,475      2,490,034
Noninterest earning deposits                                    804,519       756,798        769,357       706,271        667,495
Interest earning deposits                                     1,461,387     1,456,861      1,402,956     1,374,870      1,365,119
Total deposits                                                2,265,906     2,213,659      2,172,313     2,081,141      2,032,614
Other borrowings                                                210,922       161,353        178,857       183,164        193,569
Notes payable                                                    20,879        20,879          7,887         1,600          1,600
Trust preferred securities                                       57,500        57,500         57,500        57,500         57,500
Shareholders' equity                                            230,998       223,472        197,959       189,952        181,633

FUNDINGS AT MORTGAGE COMPANY
Original production                                             705,706       474,572        473,155       492,523        511,384
Refinanced                                                      146,252       201,934        358,350       122,649        159,409
                                                           -------------  ------------  -------------  ------------  -------------
Total                                                           851,958       676,506        831,505       615,172        670,793
                                                           =============  ============  =============  ============  =============

                                     -more-

Sterling Bancshares, Inc.
CONSOLIDATED BALANCE SHEET (Unaudited)
(Dollars in thousands)
Page 6

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Period end as of          Increase/(Decrease)
                                                                           ----------------------------- -----------------------
                                                                              6/30/2002     6/30/2001     Amount         %
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and cash equivalents                                                   $   123,241   $   120,310   $   2,931        2.4 %
Interest-bearing deposits in financial institutions                               1,955         1,330         625       47.0
Securities purchased with an agreement to resell                                  2,799        45,189     (42,390)     (93.8)
Trading assets                                                                   97,367        62,971      34,396       54.6
Available-for-sale securities, at fair value                                    251,006       284,043     (33,037)     (11.6)
Held-to-maturity securities, at amortized cost                                   68,101        84,810     (16,709)     (19.7)
Loans held for sale                                                             434,634       206,323     228,311      110.7

Loans held for investment:
    Commercial and industrial                                                   546,896       507,122      39,774        7.8
    Real estate:
      Commercial                                                                583,284       480,558     102,726       21.4
      Mortgage                                                                  159,480       175,949     (16,469)      (9.4)
      Construction and development                                              319,093       246,647      72,446       29.4
    Consumer/other                                                              150,895       145,066       5,829        4.0
    Unearned premium (discount)                                                     (22)         (225)        203      (90.2)
                                                                            -----------   -----------   ---------
      Loans held for investment                                               1,759,626     1,555,117     204,509       13.2
Allowance for credit losses                                                     (24,217)      (20,293)     (3,924)      19.3
                                                                            -----------   -----------   ---------
    Loans, net                                                                1,735,409     1,534,824     200,585       13.1
Accrued interest receivable                                                      12,773        12,773           -          -
Real estate acquired by foreclosure                                               2,368         1,738         630       36.2
Premises and equipment, net                                                      55,389        55,388           1        0.0
Goodwill, net                                                                    55,650        26,637      29,013      108.9
Core deposit intangible                                                           1,845             -       1,845          -
Mortgage servicing rights                                                        21,109         8,115      12,994      160.1
Other assets                                                                     94,790        88,483       6,307        7.1
                                                                            -----------   -----------   ---------
TOTAL ASSETS                                                                $ 2,958,436   $ 2,532,934   $ 425,502       16.8
                                                                            ===========   ===========   =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand deposits:
    Noninterest-bearing                                                     $   877,131   $   738,984   $ 138,147       18.7
    Interest-bearing                                                            876,096       797,258      78,838        9.9
Certificates of deposit and other time deposits:
    Jumbo                                                                       319,278       324,698      (5,420)      (1.7)
    Nonjumbo                                                                    250,031       246,927       3,104        1.3
                                                                            -----------   -----------   ---------
    Total deposits                                                            2,322,536     2,107,867     214,669       10.2
Securities sold under agreements to repurchase and other borrowed funds         286,969       164,160     122,809       74.8
Note payable                                                                     20,879         1,600      19,279    1,204.9
Accrued interest payable and other liabilities                                   31,967        16,719      15,248       91.2
                                                                            -----------   -----------   ---------
    Total liabilities                                                         2,662,351     2,290,346     372,005       16.2

COMPANY-OBLIGATED MANDATORILY REDEEMABLE
    TRUST PREFERRED SECURITIES OF SUBSIDIARY TRUST                               57,500        57,500           -          -

MINORITY INTEREST IN STERLING CAPITAL MORTGAGE COMPANY                            4,813         2,816       1,997       70.9

Shareholders' equity:
    Convertible preferred stock, $1 par value, 1 million shares authorized           59            39          20       51.3
    Common stock, $1 par value, 50 million shares authorized                     43,885        42,146       1,739        4.1
    Capital surplus                                                              43,906        23,288      20,618       88.5
    Retained earnings                                                           141,315       114,282      27,033       23.7
    Accumulated other comprehensive income--net unrealized gain on
      available-for-sale securities, net of tax                                   4,607         2,517       2,090       83.0
                                                                            -----------   -----------   ---------
      Total shareholders' equity                                                233,772       182,272      51,500       28.3
                                                                            -----------   -----------   ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                  $ 2,958,436   $ 2,532,934   $ 425,502       16.8
                                                                            ===========   ===========   =========

                                     -more-

Sterling Bancshares, Inc.
CONSOLIDATED INCOME STATEMENT (Unaudited)
(Dollars in thousands)
Page 7

------------------------------------------------------------------------------------------------------------------------------------
                                           Quarter ended June 30,  Increase/(Decrease)  Six Months Ended 6/30  Increase/(Decrease)
                                               2002       2001     Amount     %           2002        2001      Amount      %
------------------------------------------------------------------------------------------------------------------------------------
Interest income:
    Loans, including fees                    $ 37,137   $ 38,132   $   (995)   (2.6) %   $ 71,951   $ 73,711   $  (1,760)    (2.4) %
    Securities:
      Taxable                                   3,835      5,045     (1,210)  (24.0)        7,811      8,802        (991)   (11.3)
      Tax-exempt                                  739        837        (98)  (11.7)        1,520      1,690        (170)   (10.1)
    Federal funds sold and securities
      purchased under agreements to resell        124        782       (658)  (84.1)          339      1,770      (1,431)   (80.8)
    Trading assets                                943        797        146       -         1,993        797       1,196        -
    Deposits in financial institutions             30         25          5    20.0            59         35          24     68.6
                                            --------------------  ---------             --------------------  ----------
        Total interest income                  42,808     45,618     (2,810)   (6.2)       83,673     86,805      (3,132)    (3.6)

Interest expense:
    Demand and savings deposits                 2,332      4,812     (2,480)  (51.5)        4,712      9,595      (4,883)   (50.9)
    Certificates and other time deposits        4,032      7,309     (3,277)  (44.8)        8,544     14,482      (5,938)   (41.0)
    Other borrowed funds                          995      2,047     (1,052)  (51.4)        1,721      4,036      (2,315)   (57.4)
    Note payable                                  197         33        164   497.0           400         66         334    506.1
                                            --------------------  ---------             --------------------  ----------
        Total interest expense                  7,556     14,201     (6,645)  (46.8)       15,377     28,179     (12,802)   (45.4)
                                            --------------------  ---------             --------------------  ----------
        NET INTEREST INCOME                    35,252     31,417      3,835    12.2        68,296     58,626       9,670     16.5

           Provision for credit losses          3,088      3,112        (24)   (0.8)        5,711      5,472         239      4.4
                                            --------------------  ---------             --------------------  ----------
        NET INTEREST INCOME AFTER
          PROVISION FOR CREDIT LOSSES          32,164     28,305      3,859    13.6        62,585     53,154       9,431     17.7

Noninterest income:
    Customer service fees                       4,150      3,889        261     6.7         8,252      6,686       1,566     23.4
    Gain on sale of mortgage loans              7,541      7,191        350     4.9        11,670     11,475         195      1.7
    Mortgage origination income                 5,613      3,771      1,842    48.8         9,006      6,098       2,908     47.7
    Other                                       5,690      4,541      1,149    25.3        10,256      7,954       2,302     28.9
                                            --------------------  ---------             --------------------  ----------
        Total noninterest income               22,994     19,392      3,602    18.6        39,184     32,213       6,971     21.6

Noninterest expense:
    Salaries and employee benefits             23,244     20,640      2,604    12.6        42,313     36,446       5,867     16.1
    Occupancy expense                           5,790      4,709      1,081    23.0        10,972      8,442       2,530     30.0
    Net loss and carrying costs of real
      estate acquired by foreclosure                5         82        (77)  (93.9)           71         97         (26)   (26.8)
    FDIC assessment                               137        114         23    20.2           189        210         (21)   (10.0)
    Technology                                  1,339      1,491       (152)  (10.2)        2,553      2,672        (119)    (4.5)
    Postage and delivery charges                  796        663        133    20.1         1,526      1,171         355     30.3
    Supplies                                      688        495        193    39.0         1,227        902         325     36.0
    Professional fees                           1,337        658        679   103.2         2,046      1,325         721     54.4
    Minority interest expense:
      Company-obligated mandatorily
        redeemable trust preferred
        securities of subsidiary trusts         1,325      1,313         12     0.9         2,655      2,061         594     28.8
      Sterling Capital Mortgage Company           366        527       (161)  (30.6)          581        858        (277)   (32.3)
    Conversion costs related to
     acquisitions                                   -          -          -       -             -      1,030      (1,030)  (100.0)
    Other                                       6,043      4,669      1,374    29.4        11,294      8,199       3,095     37.7
                                            --------------------  ---------             --------------------  ----------
        Total noninterest expense              41,070     35,361      5,709    16.1        75,427     63,413      12,014     18.9

        NET INCOME BEFORE INCOME TAXES         14,088     12,336      1,752    14.2        26,342     21,954       4,388     20.0
           Provision for income taxes           4,705      4,448        257     5.8         8,661      7,425       1,236     16.6
                                            --------------------  ---------             --------------------  ----------
        NET INCOME                           $  9,383   $  7,888   $ 1,495     19.0      $ 17,681   $ 14,529   $   3,152     21.7
                                            ====================  =========             ====================  ==========

Earnings per share:

    Basic                                    $   0.21   $   0.19   $   0.02    10.5      $   0.40   $   0.35   $    0.05     14.3
                                            =========  =========  =========             =========  =========  ==========
    Diluted                                  $   0.21   $   0.18   $   0.03    16.7      $   0.40   $   0.34   $    0.06     17.6
                                            =========  =========  =========             =========  =========  ==========
    Diluted cash                             $   0.21   $   0.19   $   0.02    10.5      $   0.40   $   0.35   $    0.05     14.3
                                            =========  =========  =========             =========  =========  ==========

Weighted average basic shares                  43,849     42,080      1,769     4.2        43,814     41,945       1,869      4.5
Weighted average diluted shares                44,797     42,886      1,911     4.5        44,731     42,778       1,953      4.6

                                     -more-

Sterling Bancshares, Inc.
CONSOLIDATED INCOME STATEMENT (Unaudited)
(Dollars in thousands)
Page 8

------------------------------------------------------------------------------------------------------------------------------------
                                                                               2nd QTR    1st QTR    4th QTR    3rd QTR    2nd QTR
                                                                                 2002       2002       2001       2001       2001
------------------------------------------------------------------------------------------------------------------------------------
Interest income:
    Loans, including fees                                                      $ 37,137   $ 34,814   $ 35,098   $ 37,375   $ 38,132
    Securities:
      Taxable                                                                     3,835      3,976      3,919      4,400      5,045
      Tax-exempt                                                                    739        781        800        814        837
    Federal funds sold and securities purchased under agreements
      to resell                                                                     124        215        644      1,164        782
    Trading assets                                                                  943      1,050        870      1,120        797
    Deposits in financial institutions                                               30         29         22         22         25
                                                                              ---------  ---------  ---------  ---------  ---------
        Total interest income                                                    42,808     40,865     41,353     44,895     45,618

Interest expense:
    Demand and savings deposits                                                   2,332      2,380      2,847      4,473      4,812
    Certificates and other time deposits                                          4,032      4,512      5,390      6,269      7,309
    Other borrowed funds                                                            995        726      1,031      1,794      2,047
    Note payable                                                                    197        203         49         20         33
                                                                              ---------  ---------  ---------  ---------  ---------
        Total interest expense                                                    7,556      7,821      9,317     12,556     14,201
                                                                              ---------  ---------  ---------  ---------  ---------
        NET INTEREST INCOME                                                      35,252     33,044     32,036     32,339     31,417

           Provision for credit losses                                            3,088      2,623      3,092      3,120      3,112
                                                                              ---------  ---------  ---------  ---------  ---------
        NET INTEREST INCOME AFTER
          PROVISION FOR CREDIT LOSSES                                            32,164     30,421     28,944     29,219     28,305

Noninterest income:
    Customer service fees                                                         4,150      4,102      4,121      4,027      3,889
    Gain on sale of mortgage loans                                                7,541      4,129      6,242      6,489      7,191
    Mortgage origination income                                                   5,613      3,393      3,768        526      3,771
    Other                                                                         5,690      4,566      5,656      3,129      4,541
                                                                              ---------  ---------  ---------  ---------  ---------
        Total noninterest income                                                 22,994     16,190     19,787     14,171     19,392

Noninterest expense:
    Salaries and employee benefits                                               23,244     19,069     17,398     15,187     20,640
    Occupancy expense                                                             5,790      5,182      5,293      4,549      4,709
    Net loss and carrying costs of real estate acquired by
      foreclosure                                                                     5         66         44         35         82
    FDIC assessment                                                                 137         52        171         89        114
    Technology                                                                    1,339      1,214      1,373      1,296      1,491
    Postage and delivery charges                                                    796        730        715        691        663
    Supplies                                                                        688        539        542        582        495
    Professional fees                                                             1,337        709      1,141        737        658
    Minority interest expense:
      Company-obligated mandatorily redeemable trust preferred
        securities of subsidiary trusts                                           1,325      1,330      1,326      1,329      1,313
      Sterling Capital Mortgage Company                                             366        215        798        617        527
    Conversion costs related to acquisitions                                          -          -        957      1,194          -
    Other                                                                         6,043      5,251      6,405      4,795      4,669
                                                                              ---------  ---------  ---------  ---------  ---------
        Total noninterest expense                                                41,070     34,357     36,163     31,101     35,361

        NET INCOME BEFORE INCOME TAXES                                           14,088     12,254     12,568     12,289     12,336
           Provision for income taxes                                             4,705      3,956      4,569      4,416      4,448
                                                                              ---------  ---------  ---------  ---------  ---------
        NET INCOME                                                             $  9,383   $  8,298   $  7,999   $  7,873   $  7,888
                                                                              =========  =========  =========  =========  =========

Earnings per share:

    Basic                                                                      $   0.21   $   0.19   $   0.19   $   0.19   $   0.19
                                                                              =========  =========  =========  =========  =========
    Diluted                                                                    $   0.21   $   0.19   $   0.18   $   0.18   $   0.18
                                                                              =========  =========  =========  =========  =========
    Diluted cash                                                               $   0.21   $   0.19   $   0.19   $   0.19   $   0.19
                                                                              =========  =========  =========  =========  =========

Weighted average basic shares                                                    43,849     43,779     42,558     42,263     42,080
Weighted average diluted shares                                                  44,797     44,658     43,346     43,224     42,886

                                     -more-

Sterling Bancshares, Inc.
(Unaudited)
(Dollars in thousands)
Page 9

                                                                                     Six Months Ended
                                                        ------------------------------------------------------------------------
                                                                    June 30, 2002                          June 30, 2001
                                                        -----------------------------------    ---------------------------------
YIELD ANALYSIS                                             Average                                Average
                                                           Balance     Interest     Yield         Balance     Interest    Yield
                                                        ------------  -----------  --------    ------------  ----------  -------
Interest Earning Assets:
Interest bearing deposits in financial institutions     $     2,266    $     59      5.25%           1,115    $     35    6.33%
Federal funds sold                                           30,969         260      1.69%          24,923         556    4.50%
Securities purchased under agreements to resell               4,648          79      3.43%          40,219       1,214    6.09%
Trading Assets                                              102,050       1,993      3.94%          19,740         797    8.14%
Investment securities (taxable)                             255,652       7,811      6.16%         265,811       8,802    6.68%
Investment securities (tax-exempt)                           70,215       1,520      4.37%          77,711       1,690    4.39%
Loans (taxable)                                           1,965,470      71,794      7.37%       1,616,227      73,586    9.18%
Loans (tax-exempt)                                            5,046         157      6.27%           4,109         125    6.13%
                                                        -----------------------    ------      -----------    --------   -----
  Total Interest Earning Assets                           2,436,316      83,673      6.93%       2,049,855      86,805    8.54%

Noninterest Earning Assets:
Cash and due from banks                                      97,022                                 82,998
Premises and equipment, net                                  54,574                                 51,768
Other assets                                                202,922                                136,206
Allowance for credit losses                                 (24,014)                               (18,864)
                                                        -----------                            -----------
  Total Noninterest Earning Assets                          330,504                                252,108
                                                        -----------                            -----------

  Total Assets                                          $ 2,766,820                              2,301,963
                                                        ===========                            ===========

Interest Bearing Liabilities:
Demand and savings deposits                             $   878,743    $  4,712      1.08%         731,972       9,595    2.64%
Certificates and other time deposits                        580,393       8,544      2.97%         541,474      14,482    5.39%
Other borrowings                                            186,275       1,721      1.86%         168,441       4,036    4.83%
Note payable                                                 20,879         400      3.86%           1,600          66    8.32%
                                                        -----------    --------    ------      -----------    --------   -----
  Total Interest Bearing Liabilities                      1,666,290      15,377      1.86%       1,443,487      28,179    3.94%

Noninterest Bearing Liabilities:
    Demand deposits                                         780,822                                617,459
    Other liabilities                                        35,002                                 20,003
                                                        -----------                            -----------
      Total Noninterest Bearing Liabilities                 815,824                                637,462

Trust preferred securities                                   57,500                                 44,793
Shareholders' equity                                        227,206                                176,221
                                                        -----------                            -----------
  Total Liabilities and Shareholders' Equity            $ 2,766,820                            $ 2,301,963

Net Interest Income & Margin                                           $ 68,296      5.65%                    $ 58,626    5.77%
                                                                       ========    ======                     ========   =====

Net Interest Income & Margin (tax equivalent)                          $ 69,121      5.72%                    $ 59,413    5.84%
                                                                       ========    ======                     ========   =====

                                     -more-

Sterling Bancshares, Inc.
(Unaudited)
(Dollars in thousands)
Page 10

                                                                                   Quarter Ended
                                                      ------------------------------------------------------------------------
                                                                  June 30, 2002                       June 30, 2001
                                                      -----------------------------------   ----------------------------------
YIELD ANALYSIS                                           Average                              Average
                                                         Balance     Interest     Yield       Balance      Interest    Yield
                                                      ------------  ----------   --------   -----------   ----------  --------
Interest Earning Assets:
Interest bearing deposits in financial institutions   $     2,276    $     30      5.29%          1,460    $     25     6.87%
Federal funds sold                                         26,459         116      1.76%         25,723         217     3.38%
Securities purchased under agreements to resell               762           8      4.21%         43,778         565     5.18%
Trading Assets                                            100,851         943      3.75%         39,263         797     8.14%
Investment securities (taxable)                           251,283       3,835      6.12%        302,374       5,045     6.69%
Investment securities (tax-exempt)                         67,824         739      4.37%         76,842         837     4.37%
Loans (taxable)                                         2,033,018      37,057      7.31%      1,716,229      38,067     8.90%
Loans (tax-exempt)                                          4,994          80      6.43%          4,689          65     5.56%
                                                      -----------------------   -------     -----------    --------   ------
  Total Interest Earning Assets                         2,487,467      42,808      6.90%      2,210,358      45,618     8.28%

Noninterest Earning Assets:
Cash and due from banks                                    94,437                                88,127
Premises and equipment, net                                55,046                                54,811
Other assets                                              208,437                               157,073
Allowance for credit losses                               (24,267)                              (20,335)
                                                      -----------                           -----------
  Total Noninterest Earning Assets                        333,653                               279,676
                                                      -----------                           -----------

  Total Assets                                        $ 2,821,120                             2,490,034
                                                      ===========                           ===========

Interest Bearing Liabilities:
Demand and savings deposits                           $   884,354    $  2,332      1.06%        788,577       4,812     2.45%
Certificates and other time deposits                      577,033       4,032      2.80%        576,542       7,309     5.08%
Other borrowings                                          210,922         995      1.89%        193,569       2,047     4.24%
Note payable                                               20,879         197      3.78%          1,600          33     8.27%
                                                      -----------    --------   -------     -----------    --------   ------
  Total Interest Bearing Liabilities                    1,693,188       7,556      1.79%      1,560,288      14,201     3.65%

Noninterest Bearing Liabilities:
    Demand deposits                                       804,519                               667,495
    Other liabilities                                      34,915                                23,118
                                                      -----------                           -----------
      Total Noninterest Bearing Liabilities               839,434                               690,613

Trust preferred securities                                 57,500                                57,500
Shareholders' equity                                      230,998                               181,633
                                                      -----------                           -----------

  Total Liabilities and Shareholders' Equity          $ 2,821,120                           $ 2,490,034
                                                      ===========                           ===========

Net Interest Income & Margin                                         $ 35,252      5.68%                   $ 31,417     5.70%
                                                                     ========   =======                    ========   ======

Net Interest Income & Margin (tax equivalent)                        $ 35,657      5.75%                   $ 31,815     5.77%
                                                                     ========   =======                    ========   ======

                                     -more-

Sterling Bancshares, Inc.
SEGMENT REPORTING (Unaudited)
(Dollars in thousands, except for per share data)
Page 11

                                                        Six Months Ended June 30, 2002           Six Months Ended June 30, 2001
                                                    --------------------------------------   ---------------------------------------
                                                      Commercial     Mortgage                  Commercial     Mortgage
                                                        Banking      Banking     Combined        Banking      Banking      Combined
                                                    --------------------------------------   ---------------------------------------
EARNINGS SUMMARY
Interest income                                       $ 83,673       $      -    $ 83,673      $ 86,805       $      -     $ 86,805
Interest expense                                        15,377              -      15,377        28,179              -       28,179
                                                    --------------------------------------   ---------------------------------------
Net interest income                                     68,296              -      68,296        58,626              -       58,626
Provision for loan losses                                5,711              -       5,711         5,472              -        5,472
Noninterest income                                      14,124         25,060      39,184        10,936         21,277       32,213
Noninterest expense                                     54,288         21,139      75,427        46,917         15,466       62,383
Conversion costs related to acquisition                      -              -           -         1,030              -        1,030
                                                    --------------------------------------   ---------------------------------------
Earnings before income taxes                            22,421          3,921      26,342        16,143          5,811       21,954
Provision for income taxes                               7,064          1,597       8,661         5,044          2,381        7,425
                                                    --------------------------------------   ---------------------------------------
Net earnings                                          $ 15,357       $  2,324    $ 17,681      $ 11,099       $  3,430     $ 14,529
                                                    ======================================   =======================================

EFFICIENCY RATIO                                         64.78%         84.35%      69.29%        66.18%         72.69%       67.69%
                                                    ======================================   =======================================

                                                        Six Months Ended June 30, 2002           Six Months Ended June 30, 2001
                                                    --------------------------------------   --------------------------------------
                                                      Commercial     Mortgage                  Commercial     Mortgage
                                                        Banking      Banking    Combined         Banking      Banking     Combined
                                                    --------------------------------------   ---------------------------------------
NONINTEREST INCOME
Customer service fees                                 $  8,252       $      -    $  8,252       $ 6,686       $      -     $  6,686
Gain on sale of mortgage loans                               -         11,670      11,670             -         11,475       11,475
Mortgage origination income                                  -          9,006       9,006             -          6,098        6,098
Other                                                    5,872          4,384      10,256         4,250          3,704        7,954
                                                    --------------------------------------   ---------------------------------------
       Total                                          $ 14,124       $ 25,060    $ 39,184      $ 10,936       $ 21,277     $ 32,213
                                                    ======================================   =======================================

NONINTEREST EXPENSE
Salaries and employee benefits                        $ 30,538       $ 11,775    $ 42,313      $ 26,261       $ 10,185     $ 36,446
Occupancy expense                                        7,512          3,460      10,972         6,461          1,981        8,442
Technology                                               2,432            121       2,553         2,484            188        2,672
Supplies                                                   648            579       1,227           694            208          902
Goodwill amortization                                        -              -           -           356            137          493
Mortgage servicing rights amortization                       -          1,842       1,842             -            187          187
Professional fees                                        1,864            182       2,046         1,243             82        1,325
Minority interest expense                                2,655            581       3,236         2,061            858        2,919
Conversion costs related to acquisitions                     -              -           -         1,030              -        1,030
Other                                                    8,639          2,599      11,238         7,357          1,640        8,997
                                                    --------------------------------------   ---------------------------------------
       Total                                          $ 54,288       $ 21,139    $ 75,427      $ 47,947       $ 15,466     $ 63,413
                                                    ======================================   =======================================

                                     -more-

Sterling Bancshares, Inc.
SEGMENT REPORTING (Unaudited)
(Dollars in thousands, except for per share data)
Page 12

                                                         Quarter Ended June 30, 2002               Quarter Ended June 30, 2001
                                                    --------------------------------------   ---------------------------------------
                                                      Commercial     Mortgage                  Commercial     Mortgage
                                                        Banking      Banking     Combined        Banking      Banking      Combined
                                                    --------------------------------------   ---------------------------------------
EARNINGS SUMMARY
Interest income                                       $ 42,808       $      -    $ 42,808      $ 45,618       $      -     $ 45,618
Interest expense                                         7,556              -       7,556        14,201              -       14,201
                                                    --------------------------------------   ---------------------------------------
Net interest income                                     35,252              -      35,252        31,417              -       31,417
Provision for loan losses                                3,088              -       3,088         3,112              -        3,112
Noninterest income                                       7,364         15,630      22,994         5,996         13,396       19,392
Noninterest expense                                     27,899         13,171      41,070        25,681          9,680       35,361
                                                    --------------------------------------   ---------------------------------------
Earnings before income taxes                            11,629          2,459      14,088         8,620          3,716       12,336
Provision for income taxes                               3,709            996       4,705         2,837          1,611        4,448
                                                    --------------------------------------   ---------------------------------------
Net earnings                                          $  7,920       $  1,463    $  9,383      $  5,783       $  2,105     $  7,888
                                                    ======================================   =======================================

EFFICIENCY RATIO                                         64.43%         84.27%      69.69%         67.43%        72.26%       68.69%
                                                    ======================================   =======================================

                                                          Quarter Ended June 30, 2002              Quarter Ended June 30, 2001
                                                    --------------------------------------   ---------------------------------------
                                                      Commercial     Mortgage                  Commercial     Mortgage
                                                        Banking      Banking     Combined        Banking      Banking      Combined
                                                    --------------------------------------   ---------------------------------------
NONINTEREST INCOME
Customer service fees                                 $  4,150       $      -    $  4,150      $  3,889       $      -     $  3,889
Gain on sale of mortgage loans                               -          7,541       7,541             -          7,191        7,191
Mortgage origination income                                  -          5,613       5,613             -          3,771        3,771
Other                                                    3,214          2,476       5,690         2,107          2,434        4,541
                                                    --------------------------------------   ---------------------------------------
       Total                                          $  7,364       $ 15,630    $ 22,994      $  5,996       $ 13,396     $ 19,392
                                                    ======================================   =======================================

NONINTEREST EXPENSE
Salaries and employee benefits                        $ 15,562       $  7,682    $ 23,244      $ 13,943       $  6,697     $ 20,640
Occupancy expense                                        3,835          1,955       5,790         3,604          1,105        4,709
Technology                                               1,275             64       1,339         1,414             77        1,491
Supplies                                                   291            397         688           390            105          495
Goodwill amortization                                        -              -           -           310             69          379
Mortgage servicing rights amortization                       -          1,042       1,042             -            127          127
Professional fees                                        1,250             87       1,337           620             38          658
Minority interest expense                                1,325            366       1,691         1,313            527        1,840
Other                                                    4,361          1,578       5,939         4,087            935        5,022
                                                    --------------------------------------   ---------------------------------------
       Total                                          $ 27,899       $ 13,171    $ 41,070      $ 25,681       $  9,680     $ 35,361
                                                    ======================================   =======================================

                                      ###